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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                              Plato Learning, Inc.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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[Explanatory note: the following letter is being sent to certain stockholders for the reasons described herein.]


IMPORTANT INFORMATION, ACTION REQUIRED

Dear PLATO Learning, Inc. Stockholder,

Within the last few days, you received proxy material for the PLATO annual meeting to be held on March 22, 2001. There was an error in the printing and production of the proxy cards that caused incorrect share amounts to be printed on some but not all proxy cards. Enclosed is a card with the correct share amounts. Please be aware that PLATO's annual report and proxy statement that were previously sent to you were correct.

ACTION REQUIRED

If you had previously voted via the phone or internet, the correct share amounts were voted and there is no action required on your part. If you have not yet voted, you may vote via the phone or internet or by returning the enclosed blue proxy card and disregard the white proxy card previously sent to you.

In the event duplicate votes have been cast, the most recent vote received will be tabulated and cast. Your vote will only be counted once.

The error resulted from a transfer agent printing problem and was not caused by PLATO. The correction was made at the transfer agent's expense and will not be charged to PLATO. We apologize to the stockholders as well as the company for this error and any confusion. If you have questions, contact us at 1-800-468-9716.

Sincerely,
Wells Fargo Shareowner Services